UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): February 8, 2007
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 8, 2007, Chico’s FAS, Inc. (the “Company”) issued a press release announcing that Charles J. Kleman, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, has informed the Company of his plan to step down from his officer and director positions with the Company. Mr. Kleman will continue with his current duties and will remain in his officer positions and on the Company’s Board of Directors until a new Chief Financial Officer and Treasurer is appointed.
     A copy of the press release issued on February 8, 2007 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     Exhibit 99.1     Chico’s FAS, Inc. Press Release dated February 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: February 8, 2007	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President —
Finance and Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Chico’s FAS, Inc. Press Release dated February 8, 2007

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